MISSOURI INSURED TAX FREE FUND


                                 ANNNUAL REPORT


                             Dated December 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Beth Howell, the Portfolio Manager, will elaborate on these and other points of interest regarding the municipal bond market in 1995. She will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                 TOTAL NET
                                             NET ASSET        NET ASSET                           ASSETS
                                               VALUE            VALUE           DIVIDENDS         END OF
                                             BEGINNING           END            PAID PER          PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE           (000'S)
------                                      -----------       ---------        -----------      ---------
Period ended December 31, 1995:
   Class A Shares                             $9.27            $10.54             $0.54             $50,211
   Class B Shares                              9.27             10.54              0.49               6,195
   Class C Shares                             10.36*            10.54              0.05                  20
_________________________________
* Net asset value at November 11, 1995 (commencement of operations)


I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur Missouri  Insured Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Missouri Insured Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Missouri Insured Tax Free Fund generally invests in long-term, insured municipal bonds. The Fund is exempt from federal income tax and Missouri state income tax. We believe that high quality municipal bonds for the Missouri Insured Tax Free Fund offer the best value in today's interest rate environment. The Voyageur Missouri Insured Tax Free Fund adopted a modification of an investment policy which will permit this Fund to retain insured municipal bonds in its portfolio the rating of which is not lower than AA by Standard & Poor's Ratings Service or Aa by Moody's Investor Service so long as such AA or Aa insured municipal bonds do not exceed 35% of the Fund's total assets. Such bonds must still have a AAA or Aaa rating at the time of initial investment by the Fund.



DISCUSSION OF FUNDS PERFORMANCE
by Elizabeth H. Howell

MS. HOWELL IS A SENIOR VICE PRESIDENT AND TAX EXEMPT PORTFOLIO MANAGER FOR VOYAGEUR FUND MANAGERS. SHE HAS MANAGED THE VOYAGEUR MISSOURI INSURED TAX FREE FUND SINCE ITS INCEPTION.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Missouri Insured Tax Free Fund. For the fiscal year ending December 31, 1995, only Class A and Class B Shares were in operation for the entire year. The Fund achieved a total return of +19.96% (for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains) and +19.18% (for Class 'B' shares, assuming reinvestment of dividends and capital gains). For additional information about total returns achieved by the Fund over other time frames and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The Fund was able to achieve an excellent total return relative to other Missouri insured tax free funds during this period. (According to Lipper Analytical Services, your Fund was ranked #1 of 17 Missouri municipal bond funds for total return in 1995. The Lipper Missouri group's total return averaged +17.42% during this period.) Keep in mind, however, that past performance does not guarantee future results.

Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices than shorter duration funds. The Voyageur Missouri Insured Tax Free Fund started 1995 with an average weighted duration of over 11.2 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 7.9 years.

The Voyageur Missouri Insured Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 100% AAA and/or Aaa bonds.

Finally, supply and demand trends of Missouri municipal bonds benefited Fund shareholders. New issuance of municipal bonds remained low. A lower level of supply of Missouri bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the Missouri municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.

PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR MISSOURI INSURED TAX FREE FUND PORTFOLIO ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF $10,000 MADE ON THE DATE THE FUND COMMENCED OPERATIONS THROUGH DECEMBER 31, 1995.

         ENDING VALUE   ENDING VALUE   ENDING VALUE
          WITH SALES    WITHOUT SALES   LEHMAN BROS.
DATE       CHARGE        CHARGE        BOND INDEX
----       ------        ------        ----------
Nov-92     9525           10000           10000
Nov-92     9584.22        10062.18        10229
Dec-92     9712.04        10196.37        10339.4732
Jan-93     9907.35        10401.42        10454.24135
Feb-93    10083.93        10586.81        10878.68354
Mar-93    10104.48        10608.38        10747.05147
Apr-93    10143.14        10648.96        10872.79197
May-93    10261.2         10772.92        10943.46512
Jun-93    10399.48        10918.08        11128.40969
Jul-93    10420.81        10939.15        11151.77935
Aug-93    10630.1         11158.85        11391.54262
Sep-93    10859.76        11399.93        11524.82367
Oct-93    10929.25        11472.88        11539.80594
Nov-93    10766.3         11301.83        11431.33176
Dec-93    11009.19        11556.79        11686.25046
Jan-94    11130.01        11683.63        11821.81097
Feb-94    10841.57        11380.84        11491.98244
Mar-94    10344.85        10859.41        10953.00845
Apr-94    10217.94        10726.19        11064.72914
May-94    10329.25        10843.04        11172.05701
Jun-94    10252.58        10762.55        11089.38379
Jul-94    10459.65        10979.92        11321.1519
Aug-94    10456.46        10976.57        11335.8694
Sep-94    10272.85        10783.83        11148.82755
Oct-94    10024.16        10522.77        10922.50635
Nov-94     9763.17        10248.8         10724.809
Dec-94    10016.74        10514.98        10987.56682
Jan-95    10369.26        10885.04        11352.35403
Feb-95    10777.81        11313.9         11702.00652
Mar-95    10892.27        11434.06        11831.89879
Apr-95    10908.04        11450.62        11842.5475
May-95    11288.2         11849.68        12241.64134
Jun-95    11160.22        11715.34        12106.98328
Jul-95    11187.89        11744.39        12203.83915
Aug-95    11305.26        11867.59        12368.59098
Sep-95    11456.6         12026.46        12453.93426
Oct-95    11676.12        12256.9         12665.65115
Nov-95    11908.19        12500.51        12893.63287
Dec-95    12015.98        12613.67        13026.43729

                    VOYAGEUR MISSOURI INSURED TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS A SHARES)
                                ----------------

                                                   SINCE
                                          1 Year  11/2/92**
                                          ------  ---------
               Without Sales Charge       19.96%   7.61%
               With Sales Charge*         14.26%   5.98%
               Lehman Bros. Long          18.56%   9.46%
               Insured Municipal
               Bond Index

                    VOYAGEUR MISSOURI INSURED TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS B SHARES)
                                ----------------

                                                   SINCE
                                          1 Year  3/12/94**
                                          ------  ---------
               Without Contingent         19.18%   6.30%
               Deferred Sales Charge
               With Contingent            15.18%   4.18%
               Deferred Sales Charge***

                    VOYAGEUR MISSOURI INSURED TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS C SHARES)
                                ----------------

                              SINCE
                              -----
                              11/11/95**
                              2.24%



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Voyageur Investment Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Missouri Insured Tax Free Fund (a fund within Voyageur Investment Trust) as of December 31, 1995, the related statement of operations for the year ended December 31, 1995, the statements of changes in net assets for the year ended December 31, 1995, the two-month period ended December 31, 1994 and the year ended October 31, 1994 and the financial highlights for the year ended December 31, 1995, the two-month period ended December 31, 1994, the year ended October 31, 1994 and the period from November 2, 1992, commencement of operations, to October 31, 1993. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Missouri Insured Tax Free Fund as of December 31, 1995 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996

VOYAGEUR MISSOURI INSURED TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                              DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $53,201,156)...................................................                   $55,725,926
Accrued interest receivable.........................................................                     1,026,459
                                                                                                       -----------
   Total assets.....................................................................                    56,752,385
                                                                                                       -----------

       LIABILITIES
Bank overdraft......................................................................                         9,154
Dividends payable to shareholders...................................................                       235,362
Payable for Fund shares redeemed....................................................                        43,753
Distribution fees payable...........................................................                         4,706
Other accrued expenses..............................................................                        33,133
                                                                                                       -----------
   Total liabilities ...............................................................                       326,108
                                                                                                       -----------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES.........................................                   $56,426,277
                                                                                                       ===========

Represented by:
   Paid-in capital (note 1).........................................................                   $54,651,109
   Undistributed net investment income..............................................                            79
   Accumulated net realized loss on investments (note 1)............................                      (749,681)
   Unrealized appreciation of investments...........................................                     2,524,770
                                                                                                       -----------

     TOTAL NET ASSETS...............................................................                   $56,426,277
                                                                                                       ===========

Net assets applicable to outstanding Class A Shares.................................                   $50,211,155
                                                                                                       ===========
Net assets applicable to outstanding Class B Shares.................................                   $ 6,194,756
                                                                                                       ===========
Net assets applicable to outstanding Class C Shares.................................                   $    20,366
                                                                                                       ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of beneficial interest outstanding: 4,764,581 (note 4)..........                        $10.54
                                                                                                            ======
   Class B - Shares of beneficial interest outstanding: 587,970 (note 4)............                        $10.54
                                                                                                            ======
   Class C - Shares of beneficial interest outstanding: 1,932 (note 4)..............                        $10.54
                                                                                                            ======
See accompanying notes to financial statements.

VOYAGEUR MISSOURI INSURED TAX FREE FUND
STATEMENT OF OPERATIONS                                                               YEAR ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest.....................................................................                        $2,860,527
                                                                                                        ----------

Expenses (note 3):
   Investment advisory and management fee.......................................                           250,578
   Dividend-disbursing, administrative and accounting services fees.............                           111,588
   Printing, postage and supplies...............................................                            11,181
   Audit and accounting fees....................................................                            10,464
   Legal fees...................................................................                             1,424
   Distribution fees - Class A..................................................                           113,879
   Distribution fees - Class B..................................................                            44,885
   Distribution fees - Class C..................................................                                28
   Directors' fees..............................................................                             2,483
   Registration fees............................................................                             2,768
   Custodian fees...............................................................                            17,128
   Other .......................................................................                             2,754
                                                                                                        ----------
     Total expenses.............................................................                           569,160
   Less:  Expenses waived or absorbed...........................................                          (295,625)
                                                                                                        ----------
   Net expenses before earnings credits on uninvested cash......................                           273,535
   Less:  Earnings credits on uninvested cash...................................                           (17,128)
                                                                                                        ----------
     Total net expenses.........................................................                           256,407
                                                                                                        ----------
     Investment income - net....................................................                         2,604,120
                                                                                                        ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2)..............................                          (376,865)
   Net change in unrealized appreciation or depreciation of investments.........                         6,566,685
                                                                                                        ----------
     Net gain on investments....................................................                         6,189,820
                                                                                                        ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                        $8,793,940
                                                                                                        ==========
See accompanying notes to financial statements.

VOYAGEUR MISSOURI INSURED TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                       YEAR          TWO MONTHS           YEAR
                                                                       ENDED            ENDED             ENDED
                                                                   DECEMBER 31,     DECEMBER 31,       OCTOBER 31,
Operations:                                                            1995           1994 (NOTE 1)          1994
                                                                  -----------        -----------       -----------
   Investment income - net......................................   $2,604,120          $390,604         $1,875,036
   Realized loss on investments - net...........................     (376,865)         (372,816)            61,913
   Net change in unrealized appreciation or
     depreciation of investments................................    6,566,685           (45,871)        (5,009,204)
                                                                  -----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
         operations                                                 8,793,940           (28,083)        (3,072,255)
                                                                  -----------        -----------       -----------

Distributions to shareholders from:
   Investment income - net:
     Class A....................................................   (2,438,655)         (350,682)        (1,830,799)
     Class B....................................................     (212,725)          (15,816)           (20,912)
     Class C....................................................          (92)              N/A                N/A
   Net realized gain on investments:
     Class A....................................................           --                --           (102,417)
     Class B....................................................           --                --               (100)
                                                                  -----------        -----------       -----------
   Total distributions..........................................   (2,651,472)         (366,498)        (1,954,228)
                                                                  -----------        -----------       -----------

Share transactions (note 4): Proceeds from sale of shares:
     Class A (note 3)...........................................   10,539,741         3,142,080         15,148,355
     Class B....................................................    3,109,945         1,061,184          1,778,660
     Class C....................................................       20,010               N/A                N/A
   Net asset value of shares issued in  reinvestment  of net
     investment income distributions:
       Class A..................................................    1,255,238            93,601            982,956
       Class B..................................................      113,687             4,318             11,630
       Class C..................................................           20               N/A                N/A
   Payments for redemption of shares:
     Class A....................................................   (5,002,357)       (2,447,405)        (4,070,580)
     Class B (note 3)...........................................     (284,260)          (11,861)           (10,462)
     Class C....................................................          (10)              N/A                N/A
                                                                  -----------        -----------       -----------
   Increase in net assets from share transactions...............     9,752,014        1,841,917         13,840,559
                                                                  -----------        -----------       -----------
     Total increase in net assets...............................   15,894,482         1,447,336          8,814,076
Net assets at beginning of period...............................   40,531,795        39,084,459         30,270,383
                                                                  -----------        -----------       -----------
Net assets at end of period (including undistributed net investment
   income of $79, $47,431 and $23,325, respectively)............  $56,426,277        $40,531,795       $39,084,459
                                                                  ===========        ===========       ===========

See accompanying notes to financial statements,

VOYAGEUR MISSOURI INSURED TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Voyageur Missouri Insured Tax Free Fund (the Fund) is one of a series of funds within the Voyageur Investment Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares, which the Fund began offering in 1995, are not subject to a contingent deferred sales charge or a front-end sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     The Fund is registered as a non-diversified Fund. Effective December 31, 1994, the Fund changed its fiscal year end from October 31 to December 31.
     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Trustees. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in a single state and therefore, may have more credit risk related to the economic conditions of the state of Missouri than a portfolio with broader geographical diversification.

FEDERAL TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions on certain book-to-tax differences is reflected as excess distributions of net realized gains in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For federal income tax purposes, at December 31, 1995 the Fund had a capital loss carryover of $725,320 that will expire in 2002, 2003 and 2004 if not offset by subsequent capital gains. It is unlikely that the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
     Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $26,119,464 and $15,499,503, respectively, during the year ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. There was no portfolio insurance expense for the Fund. Portfolio insurance expense, if any, is recognized over the premium period. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis. During the year ended December 31, 1995, Voyageur voluntarily absorbed fees and expenses of $170,000, excluding waivers of distribution fees and expense reductions.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend-disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
     All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan, the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $103,135 and Class B distribution fees of $22,490. The Fund earned $17,128 in credits on uninvested cash balances held by the Fund at the custodian during the year ended December 31, 1995. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank
     Sales charges paid by Class A shareholders for the year ended December 31, 1995 were $306,845. Of this amount, Fund Distributors received $43,732. Contingent deferred sales charges paid by Class B shareholders for the year ended December 31, 1995 were $9,542.

(4)  SHARE TRANSACTIONS
Transactions in shares of beneficial interest during each period were as follows:

                                                                           CLASS A
                                                      ------------------------------------------------
                                                            YEAR           TWO MONTHS         YEAR
                                                            ENDED            ENDED           ENDED
                                                        DECEMBER 31,      DECEMBER 31,     OCTOBER 31,
                                                           1995              1994              1994
                                                      -------------    -------------       -----------
Shares sold.........................                     1,059,164           345,655         1,491,145
Shares issued for reinvested
   distributions....................                       125,756            10,364            97,689
Shares redeemed.....................                      (498,176)         (266,483)         (398,945)
                                                      -------------    -------------       -----------
Increase in shares outstanding......                       686,744            89,536         1,189,889
                                                      ============     =============       ===========

                                                              CLASS B                               CLASS C
                                      ----------------------------------------------------      ---------------
                                          YEAR             TWO MONTHS         PERIOD FROM         PERIOD FROM
                                          ENDED              ENDED           MARCH 1, 1994*      MARCH 1, 1994*
                                       DECEMBER 31,       DECEMBER 31,       TO OCTOBER 31,      TO OCTOBER 31,
                                          1995                1994               1994                  1994
                                      -----------          ----------         ----------           ---------
Shares sold.........................      309,066             115,292            181,194               1,931
Shares issued for reinvested
   distributions....................       11,312                 476              1,204                   2
Shares redeemed.....................      (28,293)             (1,310)              (971)                 (1)
                                      -----------          ----------         ----------           ---------
Increase in shares outstanding......      292,085             114,458            181,427               1,932
                                      ===========          ==========         ==========            ========

* Commencement of operations.

(5)  FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of beneficial interest outstanding and selected information for each period are as follows:

                                                                             CLASS A
                                                 --------------------------------------------------------------
                                                                                                  PERIOD FROM
                                                     YEAR           TWO MONTHS          YEAR       NOVEMBER 2,
                                                    ENDED            ENDED             ENDED       1992(d) TO
                                                 DECEMBER 31,      DECEMBER 31,      OCTOBER 31,   OCTOBER 31,
                                                     1995             1994               1994          1993
Net asset value:                                 -----------       ------------      -----------    ----------
   Beginning of period.........................      $9.27            $9.37             $10.82         $10.00
                                                    ------            -----             ------         ------
Operations:
   Net investment income.......................        .52              .10                .55            .55
   Net realized and unrealized
     gain (loss) on investments  ..............       1.29             (.11)             (1.43)           .89
                                                    ------            -----             ------         ------
       Total from operations...................       1.81             (.01)              (.88)          1.44
                                                    ------            -----             ------         ------
Distributions to shareholders:
   From net investment income (a)..............       (.54)            (.09)              (.54)          (.55)
   From net realized gains.....................         --               --               (.03)          (.07)
                                                    ------            -----             ------         ------
     Total distributions.......................       (.54)            (.09)              (.57)          (.62)
                                                    ------            -----             ------         ------
Net asset value:
   End of period...............................      $10.54            $9.27            $ 9.37         $10.82
                                                     ======            =====            ======         ======

Total investment return (b)....................      19.96%          (0.07)%            (8.28)%         14.74%
Net assets at end of period (000's omitted)....     $50,211          $37,790            $37,384        $30,270

Ratios:
   Ratio of expenses to
     average daily net assets (f)..............        .50%          .11%(e)               .15%            --%
   Ratio of net investment income
     to average daily net assets...............      5.25 %         6.00%(e)              5.39%       4.82%(e)
       Assuming no voluntary waivers
         and reimbursements:
            Expenses (c).......................       1.07%         1.12%(e)              1.13%       1.25%(e)
            Net investment income..............       4.68%         4.99%(e)              4.41%       3.57%(e)
Portfolio turnover rate (excluding
   short-term securities)......................      31.69%            8.85%             32.02%         76.51%

See accompanying notes to Financial Highlights.

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  CLASS B                             CLASS C
                                               -----------------------------------------------      ------------
                                                                                  PERIOD FROM       PERIOD FROM
                                                   YEAR           TWO MONTHS        MARCH 12,       NOVEMBER 11,
                                                  ENDED             ENDED          1994(d) TO        1995(d) TO
                                               DECEMBER 31,      DECEMBER 31,      OCTOBER 31,      DECEMBER 31,
                                                   1995              1994             1994              1995
                                               ------------      ------------      -----------      ------------
Net asset value:
   Beginning of period......................      $9.27             $9.37             $10.30          $10.36
                                                  -----             -----             ------          ------
Operations:
   Net investment income....................        .48               .08                .33             .06
   Net realized and unrealized
     gain (loss) on investments  ...........       1.28              (.10)              (.94)            .17
                                                  ------            -----             ------          ------
       Total from operations................       1.76              (.02)              (.61)            .23
                                                  ------            -----             ------          ------
Distributions to shareholders:
   From net investment income (a)...........       (.49)             (.08)              (.32)           (.05)
                                                  ------            -----             ------          ------
Net asset value:
   End of period............................      $10.54            $9.27             $ 9.37          $10.54
                                                  ======            =====             ======          ======

Total investment return (b).................      19.18%           (0.14)%            (6.16)%           2.24%
Net assets at end of period
   (000's omitted)..........................      $6,195            $2,742             $1,701             $20

Ratios:
   Ratio of expenses to
     average daily net assets (f)...........        .97%           .60%(e)            .49%(e)        1.22%(e)
   Ratio of net investment income
     to average daily net assets............       4.70%          5.32%(e)           4.89%(e)        4.09%(e)
       Assuming no voluntary waivers and
          reimbursements:
            Expenses (c)....................       1.81%          1.84%(e)           1.83%(e)        1.55%(e)
            Net investment income...........       3.86%          4.08%(e)           3.55%(e)        3.76%(e)
Portfolio turnover rate (excluding
   short-term securities)...................      31.69%             8.85%             32.02%          31.69%

See accompanying notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the year ended October 31, 1993, $.01 per share of the distributions from net investment income were subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.


VOYAGEUR MISSOURI INSURED TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                        DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)   NAME OF ISSUER (b)                                                       RATE    MATURITY    VALUE(a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MISSOURI MUNICIPAL BONDS (98.8%):
             ESCROWED WITH U.S. GOVERNMENT BONDS (0.7%):
             -----------------------------------------------------------------------------------------------------
    $1,225   Greene County Single Family Mortgage Revenue, Zero Coupon
                (Private Mortgage Insurance)........................................  6.10%(d) 03-01-16   $386,892
                                                                                                       -----------
             GENERAL OBLIGATION (27.8%):
             -----------------------------------------------------------------------------------------------------
    1,775    Clark County School District (FSA Insured).............................  5.75     03-01-15  1,831,179
      500    Greene County School District (MBIA Insured)...........................  5.70     03-01-15    512,335
    1,000    Kansas City School District (FGIC Insured).............................  5.00     02-01-14    961,970
    1,000    Mehlville School District #9 (MBIA Insured)............................  6.00     02-15-13  1,060,850
    1,000    St. Charles (FSA Insured)..............................................  5.75     03-01-15  1,034,280
    1,250    St. Charles School District (FGIC Insured).............................  6.50     02-01-14  1,378,187
    1,490    St. Louis County School District #8 (MBIA Insured).....................  5.60     02-15-15  1,518,653
    1,050    St. Louis School District (FGIC Insured)...............................  5.75     04-01-12  1,086,508
    1,000    St. Peters (MBIA Insured)..............................................  5.85     01-01-13  1,041,730
    2,000    Springfield School District (MBIA Insured).............................  5.25     03-01-11  2,007,540
    1,235    Troy School District #3 Lincoln County (MBIA Insured)..................  6.10     03-01-14  1,313,682
    1,100    Union Reorganized School District (FGIC Insured).......................  5.75     03-01-13  1,132,252
      750    West Platte School District (MBIA Insured).............................  5.85     03-01-15    781,500
                                                                                                       -----------
                                                                                                        15,660,666
                                                                                                       -----------
             UTILITIES (18.5%):
             -----------------------------------------------------------------------------------------------------
    1,500    Cape Girardeau Waterworks System (FGIC Insured)........................  5.00     03-01-12  1,465,770
      600    Liberty Sewer (MBIA Insured)...........................................  6.00     02-01-08    663,054
    1,500    Liberty Sewer (MBIA Insured)...........................................  6.15     02-01-15  1,639,275
      920    Moberly Water & Sewer Systems (FGIC Insured)...........................  5.20     08-15-15    912,134
    2,200    St. Joseph Environmental Pollution Control Revenue (AMBAC Insured).....  5.85     02-01-13  2,307,162
    2,000    Sikeston Electric Revenue (MBIA Insured)...............................  6.25     06-01-12  2,148,680
    1,300    Springfield Waterworks (MBIA Insured)..................................  5.50     05-01-19  1,314,443
                                                                                                       -----------
                                                                                                        10,450,518
                                                                                                       -----------
             INDUSTRIAL (7.2%):
             -----------------------------------------------------------------------------------------------------
    1,000    Kansas City Lease Revenue Muehlebach Hotel (FSA Insured)...............  5.90     12-01-18  1,047,510
    1,000    SE Missouri Correctional Facility Lease Revenue (MBIA Insured).........  5.75     10-15-16  1,024,400
    1,850    St. Louis Municipal Finance Corp Leasehold Revenue (FGIC Insured)......  6.25     02-15-12  1,993,282
                                                                                                       -----------
                                                                                                         4,065,192
                                                                                                       -----------
             HEALTH CARE (25.2%):
             -----------------------------------------------------------------------------------------------------
    1,750    Barnes Jewish/Christian Health Services (AMBAC Insured)................  5.25     05-15-21  1,702,085
    1,000    Cape Girardeau SE Missouri Hospital (MBIA Insured).....................  5.25     06-01-16    990,680
    1,980    Jackson County St. Joseph Hospital (MBIA Insured)......................  6.50     07-01-12  2,144,083
    2,000    Jackson County St. Mary's Hospital (MBIA Insured)......................  5.75     07-01-24  2,047,820
    2,500    Missouri Children's Hospital (MBIA Insured)............................  5.65     05-15-23  2,530,625
    1,500    Missouri State Health & Education Facility (Health Midwest)
               (MBIA Insured).......................................................  6.25     02-15-22  1,593,690
    1,250    Missouri State Health & Education Facility (Heartland) (AMBAC Insured).  6.35     11-15-17  1,340,862
    1,350    Missouri State Health & Education Facility (St. Luke's) (MBIA Insured).  5.13     11-15-19  1,303,776
      500    Missouri State Health & Education Facility SSM (MBIA Insured)..........  6.40     06-01-10    567,930
                                                                                                       -----------
                                                                                                        14,221,551
                                                                                                       -----------
             HOUSING (1.6%):
             -----------------------------------------------------------------------------------------------------
      270    Missouri Single Family Housing AMT (GNMA Insured)......................  7.20(e)  12-01-17    296,260
      540    Missouri Single Family Housing AMT (GNMA Insured)......................  7.25(e)  12-01-20    592,396
                                                                                                       -----------
                                                                                                           888,656
                                                                                                       -----------
             EDUCATION (7.6%):
             -----------------------------------------------------------------------------------------------------
    1,000    Francis Howell School District (FSA Insured)...........................  5.35     03-01-10  1,002,650
    1,000    Missouri Health & Education Central Missouri State University
               (AMBAC Insured)......................................................  5.75     10-01-25  1,019,020
    1,000    St. Louis Health & Education University Revenue (AMBAC Insured)........  4.75     10-01-16    941,410
    1,250    SE Missouri State University System Housing Revenue (MBIA Insured).....  5.88     04-01-21  1,302,788
                                                                                                       -----------
                                                                                                         4,265,868
                                                                                                       -----------
             OTHER REVENUE (6.9%):
             ------------------------------------------------------------------------------------------------------
    1,500    Kansas City Municipal Assistance Bartle Convention Center
               (MBIA Insured).......................................................  5.60     04-15-16  1,516,740
    2,265    Missouri State Environmental-Branson (FSA Insured).....................  6.05     07-01-16  2,398,114
                                                                                                       -----------
                                                                                                         3,914,854
                                                                                                       -----------
             TRANSPORTATION (3.3%):
             -----------------------------------------------------------------------------------------------------
    1,675    Kansas City Airport Revenue (FSA Insured)..............................  6.88     09-01-14  1,871,729
                                                                                                       -----------

                TOTAL INVESTMENTS IN SECURITIES (cost: $53,201,156) (c)                                $55,725,926
                                                                                                       ===========

See accompanying notes to investments in securities.

VOYAGEUR MISSOURI INSURED TAX FREE FUND
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b)  All investments are rated 100% Aaa/AAA (unaudited).
(c) The cost of securities for federal income tax purposes at December 31, 1995 is $53,225,517. The aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:


          GROSS                     GROSS                       NET
       UNREALIZED                UNREALIZED                 UNREALIZED
      APPRECIATION              DEPRECIATION               APPRECIATION
      ------------              ------------               ------------
       $2,532,846                 $(32,437)                 $2,500,409

(d) The interest rate disclosed for zero coupon issues represents the effective yield on the date of acquisition.
(e)  These securities are subject to the Alternative Minimum Tax.

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the period ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                        PER CLASS           PER CLASS            PER CLASS
                                                         A SHARE             B SHARE              C SHARE
                                                      ------------        ------------       -----------------
                                                          YEAR                YEAR              PERIOD FROM
                                                          ENDED               ENDED          NOVEMBER 11, 1995
                                                      DECEMBER 31,        DECEMBER 31,        TO DECEMBER 31,
                                                          1995                1995                    1995
                                                      ------------        ------------       -----------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction)...........................      $.5411              $.4932                 $.0476
                                                         ======              ======                 ======

For federal income tax purposes, 99.96% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.